UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 2, 2010

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.    Other Events
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          As of August 31, 2010, preliminary assets under management totaled $6.682 billion. Following is a summary as of August 31, 2010 (in millions):


Separate Accounts	 	$  2,613
Mutual Funds 			   3,873
Private Investment Funds	     196
                                --------
Total			       	$  6,682

Investment Strategy
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Small Cap			$    777
Small-Mid Cap         	             153
Large Cap 			   3,006
Select                               384
Long-Short		           2,184
Strategic and Fixed Income     	     178
				--------
Total			        $  6,682


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: September 2, 2010	                    By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary